Dreyfus
      U.S. Treasury
      Long Term Fund

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                                 Long Term Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus U.S. Treasury Long Term Fund, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, bond prices have generally fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt bonds that are more credit sensitive, such as corporate bonds.

As these factors have buffeted the financial markets, the short-term movements of stocks and bonds have been impossible to predict. Indeed, as many professionals can attest, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus U.S. Treasury Long Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund achieved a total return of 4.03%. In addition, the fund produced approximate income dividends of $0.3474
per   share.(1)   In  comparison,  the  fund's  benchmark,  the  Merrill  Lynch
Governments, U.S. Treasury, Long-Term (10 Years and Over) Index, achieved a total return of 4.22% over the same period.(2)

We attribute the fund's positive yet volatile performance during the reporting period to the uncertain and uneven pace of the economic recovery, which has pushed back investors' expectations of the timing of potential interest-rate hikes by the Federal Reserve Board (the "Fed").

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes, bonds and other securities that are issued or guaranteed by the United States government and its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Since U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund' s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund generally maintains an average dollar-weighted maturity that exceeds 10 years, which can result in significant risk of principal decline if interest rates rise sharply.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the reporting period, the fund was primarily influenced by uncertainty surrounding the strength and sustainability of the economic recovery. When the reporting period began, investors were engaged in a "flight to quality" caused by a persistently weak economy, a falling stock market and the lingering effects of the September 11 terrorist attacks. Also, the benchmark federal funds rate stood at its lowest level in 40 years. These factors had driven up the prices of long-term U.S. Treasury bonds.

However, signs soon began to emerge that the economy had bottomed. By late January 2002, the Fed signaled that it was becoming more comfortable with economic conditions when it left interest rates unchanged. As positive economic data accumulated in February, many analysts expected that the Fed would soon move to a neutral stance.

This proved to be the case when the Fed indicated in March 2002 that the risks of recession and inflation were evenly balanced. In our view, this pronouncement signaled that the Fed's aggressive rate-cutting campaign was complete, and many investors began to anticipate higher short-term interest rates. Prices of long-term U.S. Treasury securities generally fell during this time as the economy gained strength, and investors began to anticipate higher interest rates.

Later in the reporting period, however, the Fed suggested that rate hikes might not be in the offing. With layoffs continuing, the recovery's sustainability remained uncertain, and by the second quarter of 2002 it began to appear that the recovery was losing steam. Because slower growth tends to relieve inflationary pressures, U.S. Treasuries rallied again, making up most of the ground they had previously lost.

To mitigate the effects of a volatile market, we maintained the fund's weighted average maturity firmly within the neutral range for most of the reporting period. We attempted to add value by increasing the fund's exposure in U.S. government agency securities, which generally offered higher yields than their U.S. Treasury counterparts. This strategy proved successful when U.S. government agency securities rallied, and we later took profits and reduced the fund's agency holdings. Similarly, we increased the fund's position in Treasury Inflation Protection Securities (TIPS) early in the reporting period, and we later reduced that position after TIPS had rallied to price levels we considered fairly valued.

What is the fund's current strategy?

We expect the economic recovery to gain strength, but erratically. Corporate inventories have been drawn down to low levels, suggesting that manufacturing activity should pick up even if sales remain relatively flat. As a result, we expect the Fed's next move to be toward higher interest rates.

The question is: when will the Fed move? Recent comments from Fed officials suggest that they are waiting for firmer evidence of a strong recovery. And with the stock market under increasing pressure from accounting scandals and lackluster earnings reports, we do not believe that rate hikes are likely in the immediate future. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM (10 YEARS AND OVER) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 10 YEARS AND OVER; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)


--------------------------------------------------------------------------------              Principal
BONDS AND NOTES--97.2%                                                                        Amount ($)              Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--16.3%

Federal Home Loan Banks,

   Bonds, Ser. 218, 4.5%, 7/7/2003                                                            1,500,000  (a)           1,533,628

Federal Home Loan Mortgage Corp.,

   Notes, 6.375%, 11/15/2003                                                                  2,250,000                2,369,162

Federal National Mortgage Association,

   Notes, 5%, 2/14/2003                                                                       1,500,000                1,527,398

Housing and Urban Development,

   Serial Deb., Ser. 2001-A, 6.56%, 8/1/2019                                                  9,405,000                9,816,469

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          1,500,000  (b)           1,733,661

                                                                                                                      16,980,318

U.S. TREASURY BONDS--66.4%

   5.375%, 2/15/2031                                                                         20,000,000  (a,c)        19,590,600

   7.125%, 2/15/2023                                                                          5,000,000  (a)           5,886,650

   11.25%, 2/15/2015                                                                         28,250,000  (a)          43,897,675

                                                                                                                      69,374,925

U.S. TREASURY INFLATION PROTECTION SECURITIES--3.9%

Coupon Strips:

   0%, 10/15/2028                                                                               300,000  (b,d)           231,674

   0%, 4/15/2029                                                                                300,000  (b,d)           237,180

Principal Strips:

   0%, 5/15/2021                                                                              3,500,000                1,140,615

   0%, 4/15/2029                                                                              5,000,000  (b)           2,430,210

                                                                                                                       4,039,679

U.S. TREASURY NOTES--10.6%

   4.875%, 2/15/2012                                                                         11,033,000  (c)          11,077,794

TOTAL BONDS AND NOTES

   (cost $100,828,645 )                                                                                              101,472,716



                                                                                              Principal
SHORT-TERM INVESTMENTS--12.1%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.58%, 7/18/2002

      (cost $12,689,966)                                                                     12,700,000               12,690,221
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $113,518,611)                                                            109.3%              114,162,937

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (9.3%)             (9,749,868 )

NET ASSETS                                                                                       100.0%              104,413,069

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30, 2002,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $37,146,470 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $38,989,650.

(B)  PRINCIPLE  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(C)  PARTIALLY HELD BY A BROKER FOR OPEN FINANCIAL FUTURES POSITION.

(D)  NOTIONAL FACE AMOUNT SHOWN.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

June 30, 2002 (Unaudited)

                                                                Market Value                                           Unrealized
                                                                  Covered by                                        (Depreciation)
                                              Contracts            Contracts                  Expiration           at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                          78            8,364,281              September 2002               (12,734)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           113,518,611    114,162,937

Cash                                                                    248,379

Collateral for securities loaned--Note 1(b)                          38,989,650

Receivable for investment securities sold                            15,498,664

Interest receivable                                                   2,305,258

Receivable for shares of Beneficial Interest subscribed                  79,853

Prepaid expenses                                                         12,596

                                                                    171,297,337
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            72,947

Liability for securities loaned--Note 1(b)                           38,989,650

Payable for investment securities purchased                          27,539,790

Payable for futures variation margin--Note 4                            147,915

Payable for shares of Beneficial Interest redeemed                       91,968

Accrued expenses                                                         41,998

                                                                     66,884,268
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      104,413,069
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     116,023,478

Accumulated distributions in excess of investment income--net         (376,612)

Accumulated net realized gain (loss) on investments                (11,865,389)

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($12,734) net unrealized

  (depreciation) on financial futures]                                  631,592
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      104,413,069
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 6,753,134

NET ASSET VALUE, offering and redemption price per share ($)              15.46

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,465,720

EXPENSES:

Management fee--Note 3(a)                                              317,894

Shareholder servicing costs--Note 3(b)                                 109,428

Professional fees                                                       27,293

Trustees' fees and expenses--Note 3(c)                                  12,588

Registration fees                                                       11,894

Prospectus and shareholders' reports                                    10,360

Custodian fees--Note 3(b)                                               10,253

Loan commitment fees--Note 2                                               547

Miscellaneous                                                            3,080

TOTAL EXPENSES                                                         503,337

Less--reduction in management fee
  due to undertaking--Note 3(a)                                       (78,917)

NET EXPENSES                                                           424,420

INVESTMENT INCOME--NET                                               2,041,300
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written            606,311

Net realized gain (loss) on financial futures                        (827,740)

NET REALIZED GAIN (LOSS)                                             (221,429)

Net unrealized appreciation (depreciation) on investments

  [including ($12,734) net unrealized

  (depreciation) on financial futures]                               2,272,659

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,051,230

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,092,530

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,041,300             5,033,578

Net realized gain (loss) on investments          (221,429)            1,407,845

Net unrealized appreciation
   (depreciation) on investments                2,272,659            (3,686,324)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    4,092,530             2,755,099
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,417,912)           (5,872,895)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  22,266,598            45,259,268

Dividends reinvested                            1,642,680             3,980,578

Cost of shares redeemed                       (29,749,800)          (54,138,534)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       (5,840,522)           (4,898,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,165,904)           (8,016,484)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           108,578,973           116,595,457

END OF PERIOD                                 104,413,069           108,578,973
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,443,135            2,934,487

Shares issued for dividends reinvested            106,933              257,857

Shares redeemed                                (1,942,444)          (3,521,085)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (392,376)            (328,741)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             June 30, 2002                                   Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001(a)       2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.20         15.60         14.01         16.11          15.30         14.61

Investment Operations:

Investment income--net                              .29(b)        .68(b)           .82           .82            .80           .93

Net realized and unrealized

   gain (loss) on investments                         .32          (.29)          1.59         (2.10)           .81           .69

Total from Investment Operations                      .61           .39           2.41         (1.28)          1.61          1.62

Distributions:

Dividends from investment
   income--net                                       (.35)         (.79)          (.82)         (.82)          (.80)         (.93)

Net asset value, end of period                      15.46         15.20          15.60         14.01          16.11         15.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.03(c)         2.52          17.74         (8.14)         10.77         11.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .80(d)           .80            .80           .80            .80           .80

Ratio of net investment income

   to average net assets                          3.85(d)          4.37           5.64          5.45           5.10          6.48

Decrease reflected in above
   expense ratios due
   to undertakings by

   The Dreyfus Corporation                         .15(d)           .04            .20           .22            .21           .24

Portfolio Turnover Rate                         428.05(c)        683.08         913.52        495.51        1,181.48        905.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   104,413        108,579        116,595       121,298         141,885       134,692

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.10,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.10 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.08% TO 4.37%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Long Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $9,819,296 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $5,872,895. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended June
30,    2002,    the    fund    did    not    borrow    under   the   Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2002 through June 30, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .. 80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $78,917 during the period ended June 30, 2002.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the fund was charged $64,266 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $56,514 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $10,253 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options and financial futures, during the period ended June 30, 2002 amounted to $409,883,670 and $418,319,448, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 2002:



                                                                                                  Options Terminated
                                                Face Amount                                    -------------------------------------
                                                 Covered by          Premiums                               Net Realized
Options Written:                                Contracts ($)        Received ($)          Cost ($)            (Loss) ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 2001                                   --                 --

Contracts written                                31,990,000             19,494

Contracts terminated:
    Expired                                      31,990,000             19,494                 --                 (19,494)

CONTRACTS OUTSTANDING
    JUNE 30, 2002                                       --                 --

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of
the    financial    instrument    increases    between    those    dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between
those    dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002, are set forth in the Statement of Financial Futures.

At June 30, 2002, accumulated net unrealized appreciation on investments was 644,326, consisting of $888,962 gross unrealized appreciation and $244,636 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                    For More Information

                        Dreyfus U.S. Treasury Long Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  073SA0602